UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2022
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01 - Entry into a Material Definitive Agreement.
On February 24, 2022, QuoteLab, LLC, a Delaware limited liability company (“QuoteLab”) and a wholly owned subsidiary of MediaAlpha, Inc., a Delaware corporation (“MediaAlpha”), and CHT Buyer, LLC, a Delaware limited liability company and a wholly owned subsidiary of QuoteLab (“Buyer” and, together with QuoteLab, the “Buyer Parties”), agreed to acquire substantially all of the assets of Customer Helper Team, LLC, a Delaware limited liability company (“Seller”), pursuant to an Asset Purchase Agreement (the “Agreement”) by and among the Buyer Parties, Seller, and the members of Seller party thereto (the “Seller Members” and, together with Seller, the “Seller Parties”). The Agreement provides for the acquisition by Buyer of substantially all of the assets of Seller related to, used or held for use in connection with, Seller’s business of providing customer generation and acquisition services for Medicare insurance, automobile insurance, health insurance, life insurance, debt settlement and credit repair companies (the “Business”), other than certain excluded assets (such assets to be acquired by Buyer, the “Purchased Assets”), and the assumption by Buyer of certain liabilities of Seller related to the Business (such liabilities to be assumed by Buyer, the “Assumed Liabilities”). The Agreement contains customary representations and warranties, covenants, closing conditions, termination provisions and other terms relating to the transactions contemplated thereby, certain principal terms of which are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Agreement.
As consideration for the Purchased Assets, Buyer will pay to Seller an initial purchase price of $50,000,000 (the “Closing Consideration”), which is subject to adjustment based on transaction expenses of the Seller Parties and net working capital of the Business as of the Closing Date, and assume the Assumed Liabilities. Seller is also eligible to receive additional contingent consideration from Buyer of up to an aggregate amount of $20,000,000 (the “Earn-Out Consideration”). The Earn-Out Consideration is tied to the achievement by the Business of certain revenue and profitability targets over the two years following the Closing.
The Buyer Parties and the Seller Parties have agreed to customary representations, warranties and covenants in the Agreement. Subject to certain limitations, the Seller Parties are required to indemnify the Buyer Parties and their affiliates and representatives for certain losses resulting from breaches of the representations, warranties and covenants made by the Seller Parties in the Agreement and for certain other matters, in each case as set forth in the Agreement. A portion of the Closing Consideration will be placed in an escrow account to partially secure the indemnification obligations of the Seller Parties.
During the period between the date of the Agreement and the Closing Date, the Seller Parties have agreed to conduct the Business only in the ordinary course of business consistent with past practice, including keeping available the services of the current employees and consultants of the Business and preserving the relationships of the Business with customers, suppliers and other persons with which the Business has significant business relations. The Seller Parties have also agreed not to take certain actions with respect to the Business and the Purchased Assets prior to the Closing Date without the prior written consent of Buyer.
The obligations of the Buyer Parties and the Seller Parties to consummate the transactions contemplated by the Agreement are subject to the fulfillment, at or prior to the Closing, of certain customary conditions, including the following:
•the absence of any order, decree or ruling that restrains, enjoins or prohibits the transactions contemplated by the Agreement;
•the accuracy of the parties’ representations and warranties and the compliance by the parties with the covenants set forth in the Agreement, subject to certain materiality qualifications;
•the execution and delivery by the parties of the ancillary agreements contemplated by the Agreement;
•the receipt of certain consents from third parties with which Seller has entered into contracts in connection with the Business;
•the absence of any pending or threatened litigation challenging the transactions contemplated by the Agreement or that is reasonably likely to require Buyer to divest any of its assets, or limit the ability of Buyer to exercise full rights of ownership with respect to the Business and the Purchased Assets after the Closing; and
•the absence of any material adverse effect on the Business or the Purchased Assets.

The Agreement provides for customary termination rights for both the Buyer Parties and the Seller Parties, including, among other bases for termination, if the Closing does not occur prior to March 25, 2022. The transactions contemplated by the Agreement are expected to close within two weeks after the date of the Agreement.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Agreement has been attached to this Current Report on Form 8-K to provide investors with information regarding its terms. The Agreement is not intended to provide any other factual information about the Seller Parties, the Buyer Parties, any of their respective subsidiaries or affiliates, the Business or the Purchased Assets. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in MediaAlpha’s public disclosures.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, including, without limitation, statements regarding the acquisition of the Business and the Purchased Assets and the expected timing of closing the transactions contemplated by the Agreement. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Assumptions relating to the foregoing involve judgments and risks with respect to various matters which are difficult or impossible to predict accurately and many of which are beyond the control of MediaAlpha and its subsidiaries and affiliates. Certain of such judgments and risks are discussed in MediaAlpha’s filings with the Securities and Exchange Commission. Although MediaAlpha believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, the results contemplated in forward-looking statements may not be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by MediaAlpha or any other person that their objectives or plans will be achieved. MediaAlpha undertakes no obligation to revise the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of February 24, 2022, by and among QuoteLab, LLC, CHT Buyer, LLC, Customer Helper Team, LLC and the Seller Members*
*Portions of this exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K as MediaAlpha has determined that (i) the omitted information is not material and is of the type that MediaAlpha treats as private and confidential and (ii) the omitted information would likely cause competitive harm if publicly disclosed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: March 2, 2022	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary